                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-77891) of RoweCom Inc. of our report dated July 1, 1999 relating to the financial statements of Corporate Subscription Services, Inc., which appears in the Current Report on Form 8-K/A of RoweCom Inc. dated August 19, 1999.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 19, 1999